Exhibit 99.5

SCHEDULE III

HOST MARRIOTT, L.P. AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2004

(in millions)

		Initial Costs		Subsequent Costs Capitalized	Gross Amount at December 31, 2004				Date of Completion of Construction	Date Acquired	Depreciation Life
Description(1)	Debt	Land	Buildings & Improvements		Land	Buildings & Improvements	Total	Accumulated Depreciation
Full-service hotels:
Albany, New York	$—	$6	$30	$—	$6	$30	$36	$(6)	—	1998	40
The Ritz-Carlton, Amelia Island, Florida	—	25	116	8	25	124	149	(19)	—	1998	40
Four Seasons, Atlanta, Georgia	36	5	48	13	6	60	66	(10)	—	1998	40
Grand Hyatt, Atlanta, Georgia	—	8	88	12	8	100	108	(16)	—	1998	40
Atlanta Marquis, Georgia	145	12	184	38	16	218	234	(34)	—	1998	40
Atlanta Midtown Suites, Georgia	—	—	26	2	—	28	28	(6)	—	1996	40
Westin Buckhead, Georgia	32	5	84	17	6	100	106	(16)	—	1998	40
Miami Biscayne Bay, Florida	—	—	31	(2)	—	29	29	(7)	—	1998	40
Boston Marriott Copley Place, Massachusetts	89	—	202	13	—	215	215	(16)	—	2002	40
Boston/Newton, Massachusetts	—	3	31	9	3	40	43	(24)	—	1997	40
Hyatt, Boston, Massachusetts	33	15	69	17	17	84	101	(13)	—	1998	40
Hyatt Regency, Burlingame, California	65	16	119	32	20	147	167	(23)	—	1998	40
Calgary, Canada	—	5	18	7	5	25	30	(7)	—	1996	40
Hyatt Regency, Cambridge, Massachusetts	46	18	84	9	19	92	111	(15)	—	1998	40
Chicago/Downtown Courtyard, Illinois	—	7	27	3	7	30	37	(9)	—	1992	40
Chicago Embassy Suites, Illinois	—	—	85	—	—	85	85	(1)	—	2004
Chicago O’Hare, Illinois	—	4	26	30	4	56	60	(23)	—	1997	40
Chicago O’Hare Suites, Illinois	—	—	36	1	—	37	37	(6)	—	1998	40
Chicago/Deerfield Suites, Illinois	—	4	19	1	4	20	24	(7)	—	1990	40
Swissôtel, Chicago, Illinois	55	29	132	11	30	142	172	(23)	—	1998	40
Coronado Island Resort, California	—	—	53	4	—	57	57	(11)	—	1997	40
Costa Mesa Suites, California	—	3	19	1	3	20	23	(5)	—	1996	40
Dallas Quorum, Texas	—	—	27	5	—	32	32	(10)	—	1994	40
Dayton, Ohio	—	2	30	2	2	32	34	(5)	—	1998	40
The Ritz-Carlton, Dearborn, Michigan	—	8	51	3	8	54	62	(9)	—	1998	40
Denver Tech Center, Colorado	—	6	26	13	6	39	45	(10)	—	1994	40
Desert Springs Resort and Spa, California	91	14	143	65	13	209	222	(37)	—	1997	40
Fairview Park, Virginia	—	9	39	1	8	41	49	(7)	—	1998	40
Fort Lauderdale Marina, Florida	—	6	30	10	6	40	46	(13)	—	1994	40
Gaithersburg/Washingtonian Center, Maryland	—	7	22	1	7	23	30	(7)	—	1993	40
Hanover, New Jersey	—	4	30	9	5	38	43	(10)	—	1997	40
Harbor Beach Resort, Florida	91	—	62	48	—	110	110	(26)	—	1997	40
Houston Airport, Texas	—	—	10	29	—	39	39	(26)	—	1984	40
JW Marriott Hotel at Lenox, Georgia	—	—	21	11	—	32	32	(12)	—	1990	40
JW Marriott Houston, Texas	—	4	26	10	8	32	40	(10)	—	1994	40
JWDC, Washington, D.C.	88	26	99	4	26	103	129	(13)	—	2003	40
Fairmont Kea Lani, Hawaii	—	55	294	1	55	295	350	(3)	—	2003	40
Key Bridge, Virginia	—	—	38	10	—	48	48	(25)	—	1997	40
Manhattan Beach, California	—	8	29	5	—	42	42	(10)	—	1997	40

SCHEDULE III

HOST MARRIOTT, L.P. AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2004

(in millions)

		Initial Costs		Subsequent Costs Capitalized	Gross Amount at December 31, 2004				Date of Completion of Construction	Date Acquired	Depreciation Life
Description(1)	Debt	Land	Buildings & Improvements		Land	Buildings & Improvements	Total	Accumulated Depreciation
Marina Beach, California	—	—	13	17	—	30	30	(6)	—	1995	40
Maui Hyatt, Hawaii	—	92	212	2	92	214	306	(6)	—	2003	40
Memphis, Tennessee	—	—	16	28	—	44	44	(8)	—	1998	40
Mexico/Polanco, Mexico	8	11	35	2	10	38	48	(12)	—	1996	40
Marriott McDowell Mountains, Arizona	34	10	48	—	—	58	58	—	—	2004	40
Miami Airport, Florida	—	—	7	45	—	52	52	(32)	—	1972	40
Minneapolis City Center, Minnesota	—	—	27	15	—	42	42	(25)	—	1986	40
Minneapolis Southwest, Minnesota	—	5	23	1	5	24	29	(5)	—	1998	40
New Orleans, Louisiana	89	16	96	57	16	153	169	(34)	—	1996	40
New York Financial Center, New York	—	19	79	13	19	92	111	(21)	—	1997	40
New York Marquis, New York	233	—	552	93	—	645	645	(262)	—	1986	40
Newark Airport, New Jersey	—	—	30	24	—	54	54	(30)	—	1984	40
Newport Beach, California	—	11	13	51	11	64	75	(36)	—	1975	40
Orlando Marriott World Center, Florida	222	18	156	189	29	334	363	(62)	—	1997	40
Pentagon City Residence Inn, Virginia	—	6	29	3	6	32	38	(7)	—	1996	40
Philadelphia Airport, Pennsylvania	—	—	42	3	1	44	45	(10)	—	1995	40
Philadelphia Convention Center, Pennsylvania	101	3	143	54	11	189	200	(44)	—	1995	40
Four Seasons, Philadelphia, Pennsylvania	—	26	60	9	27	68	95	(12)	—	1998	40
Portland, Oregon	—	6	40	8	6	48	54	(13)	—	1994	40
Hyatt Regency, Reston, Virginia	43	11	78	12	12	89	101	(14)	—	1998	40
The Ritz-Carlton, Phoenix, Arizona	—	10	63	1	10	64	74	(12)	—	1998	40
The Ritz-Carlton, Tysons Corner, Virginia	—	—	89	7	—	96	96	(17)	—	1998	40
The Ritz-Carlton, San Francisco, California	—	31	123	6	31	129	160	(21)	—	1998	40
San Antonio Rivercenter, Texas	73	—	86	44	—	130	130	(27)	—	1996	40
San Antonio Riverwalk, Texas	—	—	45	4	—	49	49	(12)	—	1995	40
San Diego Hotel and Marina, California	185	—	203	98	—	301	301	(64)	—	1996	40
San Diego Mission Valley, California	—	4	22	3	4	25	29	(5)	—	1998	40
San Francisco Airport, California	—	11	48	16	12	63	75	(18)	—	1994	40
San Francisco Fisherman’s Wharf, California	—	6	20	8	6	28	34	(10)	—	1994	40
San Francisco Moscone Center, California	—	—	278	34	—	312	312	(101)	—	1989	40
San Ramon, California	20	—	22	10	—	32	32	(7)	—	1996	40
Santa Clara, California	37	—	39	32	—	71	71	(39)	—	1989	40
Seattle SeaTac Airport, Washington	—	4	49	(6)	4	43	47	(11)	—	1998	40
Tampa Waterside, Florida	—	—	—	98	11	87	98	(11)	2000	—	40
Swissôtel, The Drake, New York	64	28	130	41	34	165	199	(27)	—	1998	40
The Ritz-Carlton, Atlanta, Georgia	—	13	42	8	13	50	63	(13)	—	1996	40
The Ritz-Carlton, Buckhead, Georgia	57	14	80	23	16	101	117	(23)	—	1996	40
The Ritz-Carlton, Marina del Rey, California	—	—	52	8	—	60	60	(14)	—	1997	40
The Ritz-Carlton, Naples, Florida	86	19	127	59	21	184	205	(43)	—	1996	40
The Ritz-Carlton, Naples Golf Lodge, Florida	—	6	—	65	7	64	71	(5)	2002	—	40

SCHEDULE III

HOST MARRIOTT, L.P. AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2004

(in millions)

		Initial Costs		Subsequent Costs Capitalized	Gross Amount at December 31, 2004				Date of Completion of Construction	Date Acquired	Depreciation Life
Description(1)	Debt	Land	Buildings & Improvements		Land	Buildings & Improvements	Total	Accumulated Depreciation
Toronto Airport, Canada	7	5	24	3	5	27	32	(7)	—	1996	40
Toronto Eaton Center, Canada	13	—	27	3	—	30	30	(7)	—	1995	40
Toronto Delta Meadowvale, Canada	—	4	20	9	4	29	33	(9)	—	1996	40
Dulles Airport, Washington	—	—	3	26	—	29	29	(23)	—	1970	40
Washington Dulles Suites, Washington	—	3	24	1	3	25	28	(6)	—	1996	40
Washington Metro Center, Washington D.C.	—	20	24	6	20	30	50	(8)	—	1994	40
Westfields, Virginia	—	7	32	4	7	36	43	(10)	—	1994	40

Sub total full-service hotels:	2,043	733	5,875	1,690	776	7,522	8,298	(1,719)
Sub total—other full-service properties less than 5% of total:	—	34	293	74	33	368	401	(138)		various	40

Total full-service properties:	2,043	767	6,168	1,764	809	7,890	8,699	(1,857)
Other properties, each less than 5% of total	—	17	26	6	17	32	49	(13)		various	Various

Total properties	2,043	784	6,194	1,770	826	7,922	8,748	(1,870)
Held for sale properties	20	16	93	19	18	110	128	(39)		various	—

TOTAL	$2,063	$800	$6,287	$1,789	$844	$8,032	$8,876	$(1,909)

(1)	Each hotel is operated as a Marriott-brand hotel unless otherwise indicated by its name.

SCHEDULE III

HOST MARRIOTT, L.P. AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2004

(in millions)

Notes:

(A)	The change in total cost of properties for the fiscal years ended December 31, 2004, 2003 and 2002 is as follows:

Balance at December 31, 2001	$7,735
Additions:
Acquisitions	284
Capital expenditures and transfers from construction-in-progress	158
Deductions:
Dispositions and other	(42)

Balance at December 31, 2002	8,135
Additions:
Acquisitions	448
Capital expenditures and transfers from construction-in-progress	94
Deductions:
Dispositions and other	(195)
Assets held for sale	(88)

Balance at December 31, 2003	8,394
Additions:
Acquisitions	525
Capital expenditures and transfers from construction-in-progress	137
Deductions:
Dispositions and other	(181)
Assets held for sale	(127)

Balance at December 31, 2004	$8,748

SCHEDULE III

HOST MARRIOTT, L.P. AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2004

(in millions)

(B)	The change in accumulated depreciation and amortization of real estate assets for the fiscal years ended December 31, 2004, 2003 and 2002 is as follows:

Balance at December 31, 2001	$1,281
Depreciation and amortization	237
Dispositions and other	(17)

Balance at December 31, 2002	1,501
Depreciation and amortization	257
Dispositions and other	(41)
Depreciation on assets held for sale	(20)

Balance at December 31, 2003	1,697
Depreciation and amortization	256
Dispositions and other	(60)
Depreciation on assets held for sale	(23)

Balance at December 31, 2004	$1,870

(C)	The aggregate cost of properties for Federal income tax purposes is approximately $7,382 million at December 31, 2004.

(D)	The total cost of properties excludes construction-in-progress properties.